UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1 )

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Center Coast Brookfield MLP & Energy Infrastructure Fund

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CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Brookfield Place, 250 Vesey Street
New York, New York 10281-1023

NOTICE OF 2020 ANNUAL MEETING OF SHAREHOLDERS

May 8, 2020

To the Shareholders:

Notice is hereby given to holders of common shares of beneficial interest, par value $0.01 per share ("Common Shares"), and holders of Series A Mandatory Redeemable Preferred Shares of beneficial interest, par value $0.01 per share, liquidation preference $25,000 per share ("Preferred Shares," and together with the Common Shares, the "Shares") of Center Coast Brookfield MLP & Energy Infrastructure Fund, a Delaware statutory trust (the "Fund"), that the 2020 Annual Meeting of Shareholders (the "Meeting") will be held on Thursday, June 18, 2020, at 8:45 a.m., Eastern Time.

At the Meeting, shareholders will be asked to consider and vote on the following proposals:

1.  To consider and vote upon the election of the Class III Trustees as follows ("Proposal 1"):

a.  A Class III Trustee nominee named in the accompanying proxy statement (Mr. Louis P. Salvatore) to be elected by holders of Common Shares and Preferred Shares voting as a single class to serve until the third annual meeting following his election and until his successor is duly elected and qualifies ("Proposal 1a.");

b.  A Class III Trustee nominee named in the accompanying proxy statement (Ms. Heather S. Goldman) to be elected by holders of Preferred Shares voting as a separate class to serve until the third annual meeting following her election and until her successor is duly elected and qualifies ("Proposal 1b.");

2.  To transact any other business that may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Trustees recommends that you vote "FOR" the nominees named in the proxy statement.

Due to the public health impact of the coronavirus pandemic (COVID-19), and to support the health and well-being of Fund shareholders, the Meeting will be held solely on the internet by virtual means. Shareholders will not be able to attend the Meeting in person. In order to participate in and vote at the Meeting, shareholders of record as of the close of business on April 13, 2020 (the "Record Date") need to register for the Meeting. If you are a registered holder, you must register by emailing the Fund's proxy solicitor, American Stock Transfer & Trust Company, LLC ("AST"), at proxy@astfinancial.com by 11:59 p.m. Eastern Time on June 17, 2020 using the control number found on your proxy card. If you hold your Shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a control number in order to vote your Shares during the Meeting. If you are unable to obtain a legal proxy to vote your Shares, you will still be able to attend the Meeting live via the internet (but will not be able to vote your Shares) so long as you demonstrate proof of share ownership. Instructions on how to connect and participate live via the internet, including how to demonstrate proof of share ownership, are included in the proxy statement, may be requested via email to proxy@astfinancial.com and will be included in a final email confirmation that will be sent to you after registering.

Shareholders of record on the Record Date are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. You are being asked to participate at the Meeting either virtually or by proxy. If you attend the Meeting, and are a shareholder of record as of the close of business on the record date, you may vote your Shares at the Meeting. Regardless of whether you plan to attend the Meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy. This is important to ensure a quorum at the Meeting.

In addition to authorizing a proxy to vote by mail, you may also authorize a proxy to vote your Shares via the Internet or telephone, as follows:

To vote by the Internet:

(1)  Read the Proxy Statement and have the enclosed proxy card at hand.

(2)  Go to the website that appears on the enclosed proxy card.

(3)  Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

To vote by telephone:

(1)  Read the Proxy Statement and have the enclosed proxy card at hand.

(2)  Refer to the toll-free number that appears on the enclosed proxy card.

(3)  Follow the instructions.

We encourage you to authorize a proxy to vote your Shares via the Internet using the control number that appears on your enclosed proxy card. Use of Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote. If you should have any questions about this Notice or the proxy materials, we encourage you to call us at (855) 777-8001.

By Order of the Board of Trustees,

/s/ Thomas D. Peeney

Thomas D. Peeney
Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 18, 2020

The Fund's Notice of 2020 Annual Meeting of Shareholders, Proxy Statement and Form of Proxy are available on the Internet at https://publicsecurities.brookfield.com/en.

WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. AT THE MEETING OF SHAREHOLDERS, THE FUND WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN A MAJORITY OF THE VOTES ENTITLED TO BE CAST ARE REPRESENTED. IN THAT EVENT, THE MEETING MAY BE ADJOURNED AND THE FUND, AT THE SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.   Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3.   All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Director

Trust Accounts

(1) ABC Trust	Jane B. Doe, Director
(2) Jane B. Doe, Director u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND

Brookfield Place, 250 Vesey Street
New York, New York 10281-1023

PROXY STATEMENT

This Proxy Statement is furnished to the holders of common shares of beneficial interest, par value $0.01 per share ("Common Shares"), and holders of Series A Mandatory Redeemable Preferred Shares of beneficial interest, par value $0.01 per share, liquidation preference $25,000 per share ("Preferred Shares," and together with the Common Shares, the "Shares") of Center Coast Brookfield MLP & Energy Infrastructure Fund, a Delaware statutory trust (the "Fund"), of proxies to be exercised at the 2020 Annual Meeting of Shareholders (the "Meeting") of the Fund to be held on Thursday, June 18, 2020 at 8:45 a.m., Eastern Time (and at any adjournment or postponements thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying proxy card are first being sent to shareholders on or about May 8, 2020.

Due to the public health impact of the coronavirus pandemic (COVID-19), and to support the health and well-being of Fund shareholders, the Meeting will be held solely on the internet by virtual means. You will not be able to attend the Meeting in person.

The persons named as proxy holders on the proxy card will vote in accordance with your instructions and, unless specified to the contrary, will vote FOR the election of the Class III Trustee nominees. The close of business on April 13, 2020, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to receive notice of, and to vote at, the Meeting. Each Share is entitled to one vote for each matter properly presented at the Meeting. At the Meeting, Proposal 1b. will be voted on exclusively by the holders of Preferred Shares voting as a separate class. On each other proposal to be brought before the Meeting, including Proposal 1a., the holders of Preferred Shares will have equal voting rights (i.e., one vote per share) with the holders of Common Shares and such shareholders will vote together as a single class. Votes may not be cumulated. At the close of business on the Record Date, the Fund had 49,265,059 Common Shares and 746 Preferred Shares.

Under the Declaration of Trust of the Fund, the holders of a majority of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum for the purposes of conducting business at such meeting of the Shareholders. In the event that a quorum is not present at the Meeting or otherwise, the chairman of the Meeting has the power to adjourn the Meeting from time to time, to a date not more than 180 days after the Record Date without notice other than announcement at the Meeting.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), if any, will be treated as Shares that are present for quorum purposes but not "entitled to vote." Abstentions will have the same effect as votes against Proposal 1. Broker "non-votes" will have no effect on the outcome of the vote on Proposal 1. Since banks and brokers will have discretionary authority to vote Shares in the absence of voting instructions from shareholders with respect to Proposal 1, we expect that there will be no broker "non-votes."

Shareholders who execute proxies retain the right to revoke them by: (a) written notice received by the Secretary of the Fund at any time before that proxy is exercised; (b) signing a proxy bearing a later date or; (c) attending the Meeting and voting in person (attendance at the Meeting will not, by itself, revoke a properly executed proxy). If you hold your Shares in "street name" (that is, through a broker or other nominee), you should instruct your broker or nominee how to vote your Shares by following the voting instructions provided by your broker or nominee.

In order to participate in and vote your Shares at the Meeting, shareholders of record as of the close of business on April 13, 2020 (the "Record Date") need to register for the Meeting.

If you are a registered holder, you must:

•  Register via email to proxy@astfinancial.com by 11:59 p.m. Eastern Time on June 17, 2020. You will need to the control number found on your proxy card as part of the registration process.

If your shares are registered in the name of your broker, bank or other agent, you are the "beneficial owner" of those shares and those shares are considered as held in "street name." If your shares are held in a "street name," you must:

•  Obtain a legal proxy from your broker, bank, or other nominee.

•  Submit proof of your legal proxy reflecting the number of Shares you own along with your name and email address to American Stock Transfer & Trust Company, LLC ("AST"), the Fund's proxy solicitor. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written request can be mailed to: American Stock Transfer & Trust Company LLC, Attn: Proxy Tabulation

Department, 6201 15th Avenue, Brooklyn, NY 11219. Requests for registration must be labeled as "Legal Proxy" and be received by AST no later than 5:00 p.m., Eastern Time, on June 11, 2020.

You will receive a confirmation of your registration by email after we receive your registration materials. If you wish to vote your Shares electronically at the Meeting, please follow the instructions provided by AST this email. On the day of the Meeting, if you have properly registered, you may enter the Meeting virtually at https://web.lumiagm.com/212547081. To join the Meeting, please enter the password, center2020. We encourage you to access the meeting prior to the start time leaving ample time for the check in.

Shareholders may request copies of the Fund's most recent annual report, including the financial statements, without charge, by writing to Investor Relations, Center Coast Brookfield MLP & Energy Infrastructure Fund, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. These reports also are available on the Fund's website at https://publicsecurities.brookfield.com/en. These documents have been filed with the Securities and Exchange Commission and are available at www.sec.gov.

PROPOSAL 1: ELECTION OF CLASS III TRUSTEES

The Board is divided into three classes: Class I, Class II and Class III. The terms of office of the present Trustees in each class expire at the Annual Meeting in the year indicated and when their respective successors are elected and qualify: Class I, 2021, Class II, 2022 and Class III, 2020. Trustees elected to succeed those whose terms are expiring will be identified as being of that same class and will be elected to serve until the third annual meeting after their election and until their successors are duly elected and qualify.

The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to so vote) for the re-election of Mr. Louis P. Salvatore and Ms. Heather S. Goldman, Class III Independent Trustee nominees. Mr. Salvatore and Ms. Goldman have indicated that they will serve if elected, but if they should be unable to serve or for good cause will not serve, the proxy or proxies will be voted for any other persons determined by the persons named in the proxy in accordance with their discretion. If elected, Mr. Salvatore and Ms. Goldman will serve until the 2023 annual meeting of shareholders and until their respective successors are duly elected and qualify.

The Fund's Board has determined that Mr. Salvatore and Ms. Goldman, as well as Messrs. Edward A. Kuczmarski and Stuart A. McFarland are each independent under the criteria for independence set forth in the listing standards of the New York Stock Exchange. Mr. David Levi is considered an Interested Trustee. Therefore, upon election of the Class III Independent Trustee nominees by the Fund, the Fund will continue to meet the requirements of the New York Stock Exchange that a majority of trustees be independent.

As described above, there are two nominees for election to the Board at this time. The affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Meeting at which a quorum is present is necessary to elect a Class III Trustee nominee. The holders of Shares will have equal voting rights (i.e., with respect to the Class III Trustee nominee elected by the holders of Common Shares and Preferred Shares voting as a single class, each Common Share and each Preferred Share will have one vote per Share, and with respect to the Class III Trustee nominee elected by the holders of Preferred Shares voting as a separate class, each Preferred Share will have one vote per Share).

The Board of Trustees recommends that the shareholders vote "FOR" the election of the nominees listed above to serve as the Class III Trustees until the Annual Meeting of Shareholders in 2023 and until their respective successors are duly elected and qualified.

Information Concerning Nominees and Trustees

The following table provides information concerning each of the Trustees and the Class III Trustee nominees of the Board, as of the date of this Proxy Statement. The nominees are listed in the table under "Class III Independent Trustee Nominees." The terms of the Class I and the Class II Trustees do not expire this year. The Fund has a retirement policy which sets a mandatory retirement age of 77 for the Trustees.

Name, Address and Year of Birth	Position(s) Held with Fund, Length of Time Served and Term of Office	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

Class III Independent Trustee Nominees – If Elected, Terms Expire at the 2023 Annual Meeting of Shareholders

Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1946	Trustee, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Served since 2018[1]	Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of SP Fiber Technologies, Inc. (2012-2015); Director of Gramercy Property Trust (formerly, Chambers Street Properties) (2012-2018); Director of Turner Corp. (2003-Present); Employee of Arthur Andersen LLP (2002-Present); Principal of Trimblestone Investment Co. (2019-Present).	9

Name, Address and Year of Birth	Position(s) Held with Fund, Length of Time Served and Term of Office	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Heather S. Goldman* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served since 2018[1]	Director/Trustee of several investment companies advised by the Adviser (2013-Present); Board Director of Gesher USA (2015-Present); Trustee of Nevada Museum of Art (2016-2018); Member of the Honorary Board of University Settlement House (2014-Present); Co-founder and CEO of Capstak, Inc. (2014-2018); Chairman of Capstak, Inc. (2016-2018).	9

Class II Independent Trustees – Terms Expire at the 2022 Annual Meeting of Shareholders

Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Trustee, Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Served since 2018[1]	Director/Trustee of several investment companies advised by Brookfield Public Securities Group LLC (the "Adviser") (2011-Present); Director of ISI Funds (2007-2015); Trustee of the Daily Income Fund (2006-2015); Director of the California Daily Tax Free Income Fund, Inc. (2006-2015); Trustee of the Stralem Funds (2014-2016).	9

Name, Address and Year of Birth	Position(s) Held with Fund, Length of Time Served and Term of Office	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Stuart A. McFarland* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served since 2018[1]	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of United Guaranty Corporation (2011-2016); Director of Drive Shack Inc. (formerly, New Castle Investment Corp.) (2000-Present); Managing Partner of Federal City Capital Advisors (1997-Present); Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-Present); Director of Steward Partners (2017-Present).	9

Class I Interested Trustee – Term Expires at the 2021 Annual Meeting of Shareholders

David Levi** c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1971	Trustee Served since 2018[1]	Director/Trustee of several investment companies advised by the Adviser (2017-Present). Chief Executive Officer of the Adviser (2019-Present); President of the Adviser (2016-2019); Managing Director and Head of Distribution of the Adviser (2014-2016); Managing Partner of Brookfield Asset Management Inc. (2015-Present).	9

*  Designated as Trustee elected by holders of Preferred Shares voting as a separate class.

**  Designates individuals who are "interested persons" of the Fund, as defined by the 1940 Act, because of affiliations with the Adviser.

1  Seated, February 2, 2018.

Officers of the Funds

The officers of the Fund are elected by the Board either at its annual meeting, or at any subsequent regular or special meeting of the Board. The Board of the Fund has appointed six officers, each to hold office at the discretion of the Board until his or her successor is elected and qualifies or until his or her resignation or removal. Except where dates of service are noted, all officers listed below were appointed on February 2, 2018. The following table sets forth information concerning each officer of the Fund as of the date of this Proxy Statement:

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley** c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Served since 2018

President of several investment companies advised by the Adviser (2014-Present); Managing Director (2014-Present), Assistant General Counsel (2010-2017) and General Counsel (2017-Present) of the Adviser; Managing Partner of Brookfield Asset Management Inc. (2016-Present); Director of Brookfield Soundvest Capital Management (2015-2018).

Angela W. Ghantous** c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Treasurer	Served since 2018	Treasurer of several investment companies advised by the Adviser (2012-Present); Director and Head of Fund Administration and Accounting of the Adviser (2012-Present).
Thomas D. Peeney** c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1973	Secretary	Served since 2018[1]

Secretary of several investment companies advised by the Adviser (2018-Present); Director of the Adviser (2018-Present); Vice President of the Adviser (2017-2018); Vice President and Assistant General Counsel of SunAmerica Asset Management, LLC (2013-2017).

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Adam R. Sachs** c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1984	Chief Compliance Officer ("CCO")	Served since 2018

Chief Compliance Officer of several investment companies advised by the Adviser (2017-Present); Director at the Adviser (2017-Present); Senior Compliance Officer of Corporate Legal and Compliance at the Adviser (2011-2017).

Casey Tushaus** c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1982	Assistant Treasurer	Served since 2018	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Vice President of the Adviser (2014-Present).
Mohamed Rasul** c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1981	Assistant Treasurer	Served since 2018	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Assistant Vice President of the Adviser (2014 -2019).

**  Designates individuals who are "interested persons" of the Fund, as defined by the 1940 Act, because of affiliations with the Adviser.

1  Thomas D. Peeney was appointed by the Board on February 28, 2018.

Share Ownership

As of the Record Date, the Trustee nominees, Trustees and officers of the Fund beneficially owned individually and collectively as a group less than 1% of the outstanding shares of the Fund.

The following table sets forth the aggregate dollar range of equity securities owned by each Trustee of the Fund and of all funds overseen by each Trustee in the Adviser's family of investment companies (the "Fund Complex") as of December 31, 2019. The Fund Complex is comprised of the Fund, Brookfield Real Assets Income Fund Inc., and Brookfield Investment Funds (7 series of underlying portfolios): Brookfield Global Listed Real Estate Fund, Brookfield Global Listed Infrastructure Fund, Brookfield U.S. Listed Real Estate Fund, Brookfield Real Assets Securities Fund, Center Coast Brookfield Midstream Focus Fund, Center Coast Brookfield Energy Infrastructure Fund* and Brookfield Real Assets Debt Fund.* The cost of each Trustee's investment in the Fund Complex may vary from the current dollar range of equity securities shown below, which is calculated on a market value basis as of December 31, 2019. The information as to beneficial ownership is based on statements furnished to the Fund by each Trustee.

Name of Nominees/Trustee	Dollar Range of Equity Securities Held in the Fund[1]	Aggregate Dollar Range of Equity Securities Held in the Family of Investment Companies[1]
Independent Trustee Nominees
Heather S. Goldman	A	E
Louis P. Salvatore	A	E
Independent Trustees
Edward A. Kuczmarski	D	E
Stuart A. McFarland	B	E
Interested Trustee
David Levi	A	A

*  As of the date of this Proxy Statement, shares of the Brookfield Real Assets Debt Fund are not publicly offered.

1  Key to Dollar Ranges:

  A. None

  B. $1 – $10,000

  C. $10,001 – $50,000

  D. $50,001 – $100,000

  E. Over $100,000

Information Regarding the Board and its Committees

The Role of the Board

The business and affairs of the Fund are managed under the direction of the Board. The Board provides oversight of the management and operations of the Fund. As is the case with virtually all investment companies (as distinguished from operating companies), the day-to-day management and operation of the Fund is performed by various service providers to the Fund, such as the Fund's investment adviser and administrator, the sub-administrator, custodian, and transfer agent. The Board approves all significant agreements between the Fund and its service providers. The Board has elected senior employees of the Adviser as officers of the Fund, with responsibility to monitor and report to the Board on the Fund's day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Fund's operations. For example, the Treasurer of the Fund provides reports as to financial reporting matters, and investment personnel of the Adviser report on the Fund's investment activities and performance. The Board has elected a Chief Compliance Officer who administers the Fund's compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal "Board meetings," which typically are held quarterly, in-person, and involve the Board's review of recent Fund operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between scheduled "Board meetings," to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund's investments, operations or activities.

Board Leadership Structure

The Fund's Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. Currently, 80% of the members of the Board, including the Chairman of the Board, are not "interested persons," as defined in the 1940 Act, of the Fund (the "Independent Trustees"), which are Trustees that are not affiliated with the Adviser or its affiliates. The Board has established three standing committees, an Audit Committee, a Nominating and Compensation Committee, and a Qualified Legal Compliance Committee (the "QLCC") (collectively, the "Committees"), which are discussed in greater detail below. The Audit Committee, Nominating and Compensation Committee and QLCC are each comprised entirely of Independent Trustees. Each of the Independent Trustees helps identify matters for consideration by the Board and the Chairman has an active role in the agenda setting process for Board meetings. Mr. Kuczmarski serves as Chairman of the Board. The Audit Committee Chairman also has an active role in the agenda setting process for the Audit Committee meetings. The Fund's Board has adopted Fund Governance

Policies and Procedures to ensure that the Board is properly constituted in accordance with the 1940 Act and to set forth examples of certain of the significant matters for consideration by the Board and/or its Committees in order to facilitate the Board's oversight function. For example, although the 1940 Act requires that at least 40% of a fund's directors/trustees not be "interested persons," as defined in the 1940 Act, the Board has determined that the Independent Trustees should constitute at least a majority of the Board. The Board has determined that its leadership structure is appropriate. In addition, the Board also has determined that the structure, function and composition of the Committees are appropriate means to provide effective oversight on behalf of Fund shareholders. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities to the Fund.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel of the Adviser. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the full Board receives and reviews reports from senior personnel of the Adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, including, but not limited to, operational, compliance, investment and business continuity risks, and how they are being managed. From time to time, the full Board meets with the Fund's Chief Compliance Officer to discuss compliance risks relating to the Fund, the Adviser and the Fund's other service providers. The Audit Committee supports the Board's oversight of risk management in a variety of ways, including meeting regularly with the Fund's Treasurer and with the Fund's independent registered public accounting firm and, when appropriate, with other personnel employed by the Adviser to discuss, among other things, the internal control structure of the Fund's financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee also meets regularly with the Fund's Chief Compliance Officer to discuss compliance and operational risks and receives reports from the Adviser's internal audit group as to these and other matters.

Information about Each Trustee's Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees, including the Class III Trustee nominees, has the qualifications, experience, attributes and skills ("Trustee Attributes") appropriate to serve as a Trustee of the Fund in light of the Fund's business and structure. Certain of these business and/or professional experiences are set forth in detail in the table above. The Trustees have substantial board experience or other professional experience and have demonstrated a commitment to discharging their oversight responsibilities as Trustees. The Board, with the assistance of the Nominating and Compensation Committee, annually conducts a "self-assessment" wherein the performance of the Board and the Committees are reviewed.

In addition to the information provided in the table above, below is certain additional information regarding each Trustee, including the Class III Trustee nominees, and certain of their Trustee Attributes. Although the information provided below, and in the table above, is not all-inclusive, the information describes some of the specific experiences, qualifications, attributes or skills that each Trustee possesses to demonstrate that the Trustee have the appropriate Trustee Attributes to serve effectively as Trustees of the Fund. Many Trustee Attributes involve intangible elements, such as intelligence, integrity and work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment and ask incisive questions, and commitment to shareholder interests. In conducting its self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to serve effectively as Trustees of the Fund.

•  Edward A. Kuczmarski – In addition to his tenure as a Trustee of the Fund, Mr. Kuczmarski has financial accounting experience as a Certified Public Accountant. He also has served on the board of directors/trustees for several other investment management companies. In serving on these boards, Mr. Kuczmarski has come to understand and appreciate the role of a director/trustee and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Kuczmarski serves as Chairman of the Board of Trustees, Chairman of the Nominating and Compensation Committee, and is a member of the Audit Committee.

•  Stuart A. McFarland – In addition to his tenure as a Trustee of the Fund, Mr. McFarland has extensive experience in executive leadership, business development and operations, corporate restructuring and corporate finance. He previously served in senior executive management roles in the private sector, including serving as the Executive Vice President and Chief Financial Officer of Fannie Mae and as the Executive Vice President and General Manager of GE Capital Mortgage Services, Corp. Mr. McFarland currently serves on the board of directors/trustees for various other investment management companies and non-profit entities, and is the Managing Partner of Federal City Capital Advisors. Mr. McFarland is a member of the Audit Committee and the Nominating and Compensation Committee.

•  Heather S. Goldman – In addition to her tenure as a Trustee of the Fund, Ms. Goldman has extensive experience in executive leadership, business development and marketing of investment vehicles similar to those managed by the Adviser. Ms. Goldman is a capital markets financial services and tech executive, who over a twenty-plus year career has worked in a senior capacity across a diverse array of firms in the private equity, investment management and commercial banking industries. She previously served as head of global marketing for the Adviser, and as such has extensive knowledge of the Adviser, its operations and personnel. She also has experience working in other roles for the parent company of the Adviser. Prior to working with the Adviser, and for nearly five years, she acted as CEO and Chairman, co-founding and managing Capital Thinking, a financial services risk-management technology company in New York. Most recently, Ms. Goldman was Co-Founder and CEO of another fintech company, Capstak, Inc. She is a fintech angel investor. Ms. Goldman is a member of the Audit Committee and the Nominating and Compensation Committee.

•  Louis P. Salvatore – In addition to his tenure as a Trustee of the Fund, Mr. Salvatore has extensive business experience in financial services and financial reporting, including serving on the board of directors/trustees and as audit committee chairman for several other publicly traded and private companies. Mr. Salvatore previously spent over thirty years in public accounting. He holds a Masters Professional Director Certification from the American College of Corporate Directors, a public company director education organization. Mr. Salvatore serves as Chairman of the Audit Committee, and is a member of the Nominating and Compensation Committee.

•  David Levi – In addition to his tenure as a Trustee of the Fund, Mr. Levi is Chief Executive Officer of the Adviser and a Managing Partner of Brookfield Asset Management Inc. He has over 25 years of industry experience in asset management. Mr. Levi's background includes extensive strategy-related, client-facing and business development experience globally within both the institutional and high net worth markets. Prior to joining the Adviser in 2014, Mr. Levi was Managing Director and Head of Global Business Development at Nuveen Investments, after holding similar positions at AllianceBernstein Investments and Legg Mason and senior strategy roles within J.P. Morgan Asset Management. Mr. Levi is a Fellow of the 2019 class of the Aspen Finance Leaders Fellowship, is a member of the Aspen Global Leadership Network, and holds the Chartered Financial Analyst® designation. He earned a Master of Business

Administration degree from Columbia University and a Bachelor of Arts degree from Hamilton College. His position of responsibility at the Adviser, in addition to his knowledge of the firm and experience in financial services, has been determined to be valuable to the Board in its oversight of the Fund.

Nominating and Compensation Committee Considerations for Independent Trustees

The Nominating and Compensation Committee evaluates candidates' qualifications for Board membership. When evaluating candidates, the Nominating and Compensation Committee considers a number of attributes including leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director/trustee or executive experience, industry knowledge, business judgment and specific experiences or expertise that would complement or benefit the Board as a whole. The Nominating and Compensation Committee also may consider other factors/attributes as it may determine appropriate in its own judgment. The Nominating and Compensation Committee believes that the significance of each nominee's background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole. As a result, the Nominating and Compensation Committee has not established a litmus test or quota relating to these matters that must be satisfied before an individual may serve as a director/trustee. The Nominating and Compensation Committee believes that board effectiveness is best evaluated at a group level, through the annual self-assessment process. Through this process, the Nominating and Compensation Committee considers whether the Board as a whole has an appropriate level of sophistication, skill, and business acumen and the appropriate range of experience and background. The diversity of a candidate's background or experiences, when considered in comparison to the background and experiences of other members of the Board, may or may not impact the Nominating and Compensation Committee's view as to the candidate. In evaluating these matters, the Nominating and Compensation Committee typically considers the following minimum criteria:

•  With respect to nominations for Independent Trustees, nominees shall be independent of the Adviser and other principal service providers. The Nominating and Compensation Committee of the Fund shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates.

•  Independent Trustee nominees must qualify for service on the Fund's Audit Committee under the rules of the New York Stock Exchange (including financial literacy requirements) or of another applicable securities exchange.

•  With respect to all Trustees, a proposed nominee must qualify under all applicable laws and regulations.

•  The Nominating and Compensation Committee of the Fund also may consider such other factors as it may determine to be relevant.

Board Meetings

The Fund's Board held four regular meetings during the fiscal year ended September 30, 2019. Through the calendar year ended December 31, 2019, the Fund's Board held one additional regular meeting. The Chairman of the Board of Trustees, who is elected by the Independent Trustees, will preside at each executive session of the Board, or if one has not been designated, the chairperson of the Nominating and Compensation Committee shall serve as such.

Audit Committee

The Fund has a standing Audit Committee that was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which currently consists of Messrs. Salvatore, Kuczmarski and McFarland and Ms. Goldman, all of whom are Independent Trustees. The principal functions of the Audit Committee are to review the Fund's audited financial statements, to select the Fund's independent auditors, to review with the Fund's auditors the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in connection therewith. Mr. Salvatore serves as Chairman of the Audit Committee, and the Board has determined that Messrs. Salvatore, McFarland and Kuczmarski each qualify and are designated as an "audit committee financial expert," as defined in Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission.

The Fund's Board of Trustees has adopted a written charter for its Audit Committee, which is available on the Fund's website at https://publicsecurities.brookfield.com/en. A copy of the Fund's Audit Committee Charter is also available free of charge, upon request directed to Investor Relations, Center Coast Brookfield MLP & Energy Infrastructure Fund, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

Nominating and Compensation Committee

The Fund has a Nominating and Compensation Committee, which currently consists of Messrs. Kuczmarski, McFarland and Salvatore and Ms. Goldman, all of whom are Independent Trustees and independent as independence is defined in New York Stock Exchange, Inc.'s listing standards. Mr. Kuczmarski serves as Chairman of the Nominating and Compensation

Committee. The function of the Fund's Nominating and Compensation Committee is to recommend candidates for election to its Board as Independent Trustees. The Fund's Nominating and Compensation Committee evaluates each candidate's qualifications for Board membership and their independence from the Adviser and other principal service providers.

The Nominating and Compensation Committee will consider nominees recommended by shareholders who, separately or as a group, own at least one percent of the Fund's Shares. For a list of the minimum criteria used by the Nominating and Compensation Committee to assess a candidate's qualifications, please see "Nominating and Compensation Committee Considerations for Independent Trustees" above.

When identifying and evaluating prospective nominees, the Nominating and Compensation Committee reviews all recommendations in the same manner, including those received by shareholders. The Nominating and Compensation Committee first determines if the prospective nominee(s) meets the minimum qualifications set forth above. Those proposed nominees meeting the minimum qualifications as set forth above are then to be considered by the Nominating and Compensation Committee with respect to any other qualifications deemed to be important. Those proposed nominees meeting the minimum and other qualifications and determined by the Nominating and Compensation Committee as suitable are nominated for election by the Committee.

Shareholder recommendations should be addressed to the Nominating and Compensation Committee in care of the Secretary of the Fund and sent to Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. Shareholder recommendations should include biographical information, including business experience for the past nine years and a description of the qualifications of the proposed nominee, along with a statement from the nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable. The Fund's Nominating and Compensation Committee also determines the compensation paid to the Independent Trustees. The Board has adopted a written charter for its Nominating and Compensation Committee, which is available on the Fund's website at https://publicsecurities.brookfield.com/en. A copy of the Fund's Nominating and Compensation Committee Charter is also available free of charge, upon request directed to Investor Relations, Center Coast Brookfield MLP & Energy Infrastructure Fund, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

The Fund's Nominating and Compensation Committee has recommended Mr. Salvatore and Ms. Goldman as nominees for election and the Fund's Board of Trustees has nominated Mr. Salvatore and Ms. Goldman to serve as the Class III Trustees.

Qualified Legal Compliance Committee

The Fund has a standing Qualified Legal Compliance Committee ("QLCC"). The QLCC was formed for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the "issuer attorneys"). An issuer attorney who becomes aware of evidence of a material violation by the Fund, or by any officer, Trustee, employee, or agent of the Fund, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially "up the ladder" to other entities). The QLCC meets as needed. The QLCC currently consists of Messrs. Kuczmarski, McFarland and Salvatore and Ms. Goldman.

During the fiscal year ended September 30, 2019, and through the calendar year ended December 31, 2019, the Fund's QLCC did not meet.

Code of Ethics

Code of Ethics. The Fund has adopted a code of ethics that applies to all of its Trustees and officers and any employees of the Fund's external manager or its affiliates who are involved in the Fund's business and affairs. This code of ethics is designed to comply with Securities and Exchange Commission regulations and New York Stock Exchange listing standards related to codes of conduct and ethics and is available on the Fund's website at https://publicsecurities.brookfield.com/en. A copy of the Fund's code of ethics also is available free of charge, upon request directed to Investor Relations, Center Coast Brookfield MLP & Energy Infrastructure Fund, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

There is no family relationship between any of the Fund's current officers or Trustees. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of the Fund's officers or Trustees from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony, nor are any of the officers or Trustees of any corporation or entity affiliated with the Fund so enjoined.

Compensation of Trustees and Executive Officers

No remuneration was paid by the Fund to persons who were directors, officers or employees of the Adviser or any affiliate thereof for their services as Trustees or officers of the Fund. Each Trustee of the Fund, other than those who are officers or employees of the Adviser or any affiliate thereof, was entitled to receive from the Fund a Fund Complex fee. Effective June 1, 2018, the aggregate annual retainer paid to each Independent Trustee of the Board for the Fund Complex is $180,000. The Independent Chairman of the Fund Complex and the Chairman of the Audit Committee each receive an additional payment of $30,000 per year. The following table sets forth information concerning the compensation received by Trustees for the fiscal year ended September 30, 2019 for the Fund, which we refer to as fiscal 2019.

	Trustees' Aggregate Compensation from the Fund[1]	Total Trustees' Compensation from the Fund and the Fund Complex[2]
Independent Trustee Nominees
Heather S. Goldman	$27,072	$180,000
Louis P. Salvatore	$31,584	$210,000
Independent Trustees
Edward A. Kuczmarski	$31,584	$210,000
Stuart A. McFarland	$27,072	$180,000
Interested Trustee
David Levi	N/A	N/A

1  Represents the total compensation paid to such persons from the Fund for the fiscal year ended September 30, 2019.

2  Represents the total compensation paid to such persons from the Fund Complex for the calendar year ended December 31, 2019.

Shareholder Communications with Board of Trustees and Board Attendance at Annual Meetings

The Fund's Board of Trustees provides a process for shareholders to send communications to the Board. Any shareholder who wishes to send a communication to the Board of Trustees of the Fund should send the communication to the attention of the Fund's Secretary at Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of the Fund's Board of Trustees, then the communication should be specifically addressed to such individual Trustee or Committee and sent in care of the Fund's Secretary at the same address. All communications will be immediately forwarded to the appropriate individual(s).

The Fund's policy with respect to Trustees' attendance at annual meetings of shareholders is to encourage such attendance.

Audit Committee Report

On February 19, 2020, the Audit Committee of the Board of Trustees of the Fund reviewed and discussed with management the Fund's audited financial statements as of and for the fiscal year ended September 30, 2019. The Audit Committee discussed with Deloitte & Touche LLP ("Deloitte"), the Fund's independent registered public accounting firm, the matters required to be discussed by Rule 3526, Ethics and Independence, Communication with Audit Committee Concerning Independence.

The Audit Committee received and reviewed the written disclosures and the letter from Deloitte required by Rule 3520, Auditor Independence, and discussed with Deloitte, its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements referred to above be included in the Fund's Annual Report to Shareholders, as required by Section 30(e) of the Investment Company Act of 1940, as amended, and Rule 30d-1 promulgated thereunder, for the fiscal year ended September 30, 2019.

Louis P. Salvatore – Audit Committee Chairman

Edward A. Kuczmarski – Audit Committee Member

Stuart A. McFarland – Audit Committee Member

Heather S. Goldman – Audit Committee Member

Required Vote

The election of the listed nominees for Trustee requires the affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Meeting at which a quorum is present. Proposal 1b. will be voted on exclusively by the holders of Preferred Shares voting as a separate class. On each other proposal to be brought before the Meeting, including Proposal 1a., the holders of Preferred Shares will have equal voting rights (i.e., one vote per share) with the holders of Common Shares and such shareholders will vote together as a single class. The Board of Trustees of the Fund recommends a vote "FOR" the election of the nominees to the Fund's Board of Trustees.

GENERAL INFORMATION

MANAGEMENT AND SERVICE PROVIDERS

The Adviser

Brookfield Public Securities Group LLC (the "Adviser" or "PSG"), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser and administrator to the Fund. Founded in 1989, the Adviser is a wholly-owned subsidiary of Brookfield Asset Management Inc. (TSX/NYSE: BAM; EURONEXT: BAMA) ("Brookfield"), a publicly held global asset manager focused on property, power and other infrastructure assets with over $540 billion of assets under management as of December 31, 2019. In addition to the Fund, the Adviser's clients include financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds, high net-worth investors and several other registered investment companies. The Adviser specializes in global listed real assets strategies and its investment philosophy incorporates a value-based approach towards investment. The business address of the Adviser and its officers and directors is Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. Subject to the authority and oversight of the Board of Directors, the Adviser is responsible for the overall management of the Fund's business affairs. As of March 31, 2020, the Adviser and its subsidiaries had over $14 billion in assets under management.

The Administrator

Pursuant to an administration agreement, the Adviser also provides various administrative services to the Fund, including, among other responsibilities, preparing and coordinating reports and other materials to be supplied to the Board; preparing and/or supervising the preparation and filing with the applicable regulatory authority of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports and filings required of the Fund; supervising and monitoring the preparation of all required filings necessary to maintain the Fund's qualification and/or registration to sell Shares in all states where the Fund currently does, or intends to do business; coordinating the preparation, printing and mailing of all materials required to be sent to shareholders; coordinating the preparation and payment of Fund-related expenses; monitoring and overseeing the activities of the Fund's other service providers; reviewing and adjusting as necessary the Fund's daily expense accruals; monitoring daily, monthly and periodic compliance with respect to federal and state securities laws; and sending periodic information (i.e., performance figures) to service organizations that track investment company information.

The Sub-Administrator

Pursuant to a sub-administration agreement, U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services) ("USBFS" or the "Sub-Administrator"), 1201 South Alma School Road, Suite 3000, Mesa, Arizona 85210 acts as the Sub-Administrator to the Fund. USBFS provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparing for signature by an officer of the Fund of all documents required to be filed for compliance by the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund Shares.

The Fund's Auditor

At a meeting held on February 19, 2020, the Audit Committee of the Fund unanimously recommended the selection of, and the Trustees unanimously approved, Deloitte & Touche LLP as the Fund's independent registered public accounting firm for the current fiscal year ending September 30, 2020. The Fund is not submitting the Audit Committee's selection of Deloitte as the Fund's independent registered public accounting firm for ratification by its shareholders because doing so is not required by law. Representatives of Deloitte are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so, and are also expected to be available to respond to appropriate questions.

On September 27, 2018, the Adviser announced that the Fund's Board of Trustees approved a change in the Fund's fiscal year end from November 30 to September 30. The following table sets forth the aggregate fees billed or to be billed to the Fund for services performed for the fiscal years ended September 30, 2019 and September 30, 2018, by Deloitte.

	2019	2018
Audit fees	$52,000	$71,500
Audit-related fees[1]	$10,500	$0
Tax fees[2]	$70,200	$68,500
All other fees[3]	$0	$0

1  The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Fund's financial statements. In particular, the Audit-related fees disclosed relate to consents issued by Deloitte to the Fund in connection with registration statement filings for the fiscal year ended September 30, 2019.

2  Tax fees consist of fees for review of tax returns and tax distribution requirements.

3  SSAE 16 Review (formerly, SAS No. 70) fees for the fiscal years ended September 30, 2019 and September 30, 2018 were $145,000 and $140,000, respectively, which were billed by Deloitte to the Adviser.

As indicated above, the Board has adopted a written charter for the Audit Committee (the "Charter"), which is available on the Fund's website at https://publicsecurities.brookfield.com/en. The Fund's Audit Committee reviews the Charter at least annually and may recommend changes to the Board. Each member of the Audit Committee of the Fund is independent as independence is defined in the listing standards of the New York Stock Exchange. The Audit Committee has adopted policies and procedures for pre-approval of the engagement of the Fund's auditors. The Audit Committee evaluates the auditor's qualifications, performance and independence at least annually by reviewing, among other things, the relationship between the auditor and the Fund, as well as the Adviser or any control affiliate of the Adviser, any material issues raised by the most recent internal quality control review and the auditor's internal quality control procedures.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires the Fund's Trustees and executive officers, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Fund. Officers, Trustees and greater than ten percent shareholders are required by Securities and Exchange Commission regulation to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such reports furnished to the Fund and written representations that no other reports were required, all Section 16(a) filing requirements were complied with during the Fund's fiscal year ended September 30, 2019.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of December 31, 2019, the following persons owned beneficially 5% or more of the Shares of the Fund as set forth below:

Name and Address	Class of Shares	Amount of Shares Beneficially Owned and Nature of Ownership[1]	Percentage of Class Owned[1]
First Trust Portfolios L.P.[2] First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	Common Shares	1,814,107	5.16%
Knights of Columbus One Columbus Plaza New Haven, CT 06510	Preferred Shares	1,200[3]	60.0%
Fidelity & Guaranty Life Insurance Company 1001 Fleet Street, 6th Floor Baltimore, MD 21202	Preferred Shares	400[3]	20.0%
Life Insurance Company of the Southwest One National Life Insurance Company Montpelier, VT 05604	Preferred Shares	360[3]	18.0%

1  The number of Shares are those beneficially owned as determined under the rules of the Securities Exchange and Commission, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any Shares as to which a person has sole or shared voting power or investment power and any Shares which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement.

2  Based on information obtained from a Schedule 13G/A filed with the SEC on January 17, 2020.

3  On March 30, 2020, the Fund redeemed 1,254 Preferred Shares. The number of Preferred Shares redeemed were allocated pro rata among the holders of Preferred Shares in proportion to the number of Preferred Shares held by such holder. After giving effect to the redemption, the Fund has 746 Preferred Shares outstanding.

OTHER BUSINESS

The Board of Trustees of the Fund does not know of any other matter which may come before the Meeting or any postponement or adjournment thereof. If any other matter properly comes before the Meeting or any postponement or adjournment thereof, it is the intention of the persons named in the proxy to vote the proxies in accordance with their discretion on that matter.

PROPOSALS TO BE SUBMITTED BY SHAREHOLDERS

Any proposal of a shareholder intended to be included in the Fund's proxy statement for the 2021 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act, must be received by us no later than January 8, 2020, unless the date of the Fund's 2021 Annual Meeting of Shareholders is more than 30 days before or after June 18, 2021, in which case the proposal must be received a reasonable time before we begin to print and mail the Fund's proxy materials. All proposals should be directed to the Secretary of the Fund, at Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

Pursuant to the current Bylaws of the Fund, nominations of individuals for election to the Board and the proposal of other business to be considered by the shareholders may be made at an annual meeting of shareholders by any shareholder who was a shareholder of record both at the time of giving of the prescribed notice by the shareholder and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business. For any nomination or other business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023, and in the case of any such other business, such other business must otherwise be a proper matter for action by the shareholders. To be timely, a shareholder's notice must be delivered to the Secretary of the Fund not earlier than the 120th day nor later than the 90th day prior to the first anniversary of the preceding year's annual meeting. For matters to be presented at the 2021 annual meeting of shareholders, the notice must be delivered to the Secretary of the Fund not earlier than February 18, 2021 and not later than March 20, 2021. The notification must be in the form prescribed by the current Bylaws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. In no event shall the public announcement of a postponement or adjournment of an annual meeting to a later date or time commence a new time period for giving of a shareholder's notice as described above. Please contact the Secretary of the Fund for additional information about the advance notice requirements.

Shareholder proposals that are submitted in a timely manner, as described above, will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, mailing and assembling material in connection with this solicitation of proxies will be borne by the Fund. In addition to the use of the mail, proxies may be solicited personally by officers of the Fund or by regular employees of the Adviser. Brokerage houses, banks and other fiduciaries will be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in connection therewith.

May 8, 2020

ANNUAL MEETING OF SHAREHOLDERS OF CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND June 18, 2020 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 18, 2020 The Fund’s Notice of 2020 Annual Meeting of Shareholders, Proxy Statement and Form of Proxy are available on the Internet at https://publicsecurities.brookfield.com/en/us-closed-end-funds/center-coast-brookfield-mlp-infrastructure-fund?id=498 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00000300000000000000 4 051420 Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ELECTION OF THE TRUSTEE NOMINEE. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. To consider and vote upon the election of the Class III Trustee, to be elected by holders of Common Shares and Preferred Shares voting as a single class, to serve until the third annual meeting following his election and until his successor is duly elected and qualifies. NOMINEE FOR AGAINST ABSTAIN Louis P. Salvatore (Independent Trustee) 2. To transact any other business that may properly come before the meeting or any adjournment or postponement thereof. This proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this proxy will be voted FOR the election of the Class III nominee as an Independent Trustee in Proposal 1a. Please refer to the Proxy Statement for a discussion of the Proposal. PLEASE VOTE, DATE AND SIGN THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder Date: Signature of Shareholder Date:

- 0 CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 18, 2020 The undersigned hereby appoints Thomas D. Peeney and Adam Sachs, each of them acting individually, as proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Center Coast Brookfield MLP & Energy Infrastructure Fund (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be on Thursday, June 18, 2020, at 8:45 a.m., Eastern Time, and at any adjournments thereof. The unde r s i gne d he r eb y ackno wl edge s r ec e i p t o f th e N ot i c e o f A nnua l Meet i n g an d accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting, in person or by substitute (or, if only one shall be so present, then that one), shall have, and may exercise all of the power or authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. (Continued and to be signed on the reverse side.) 14475 1.1

ANNUAL MEETING OF SHAREHOLDERS OF CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE June 18, 2020 FUND INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING - The Fund will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit https://web.lumiagm.com/212547081, the Password is center2020 (case sensitive) and be sure to have available the control number. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone. 00000330000000000000 1 051420 Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ELECTION OF THE TRUSTEE NOMINEE. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. To consider and vote upon the election of the Class III Trustee, to be elected by holders of Common Shares and Preferred Shares voting as a single class, to serve until the third annual meeting following his election and until his successor is duly elected and qualifies. NOMINEE FOR AGAINST ABSTAIN Louis P. Salvatore (Independent Trustee) 2. To transact any other business that may properly come before the meeting or any adjournment or postponement thereof. This proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this proxy will be voted FOR the election of the Class III nominee as an Independent Trustee in Proposal 1a. Please refer to the Proxy Statement for a discussion of the Proposal. PLEASE VOTE, DATE AND SIGN THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder Date: Signature of Shareholder Date: IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 18, 2020 The Fund’s Notice of 2020 Annual Meeting of Shareholders, Proxy Statement and Form of Proxy are available on the Internet at https://publicsecurities.brookfield.com/en/us-closed-end-funds/center-coast-brookfield-mlp-infrastructure-fund?id=498 COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER PROXY VOTING INSTRUCTIONS

ANNUAL MEETING OF SHAREHOLDERS OF CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND June 18, 2020 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 18, 2020 The Fund’s Notice of 2020 Annual Meeting of Shareholders, Proxy Statement and Form of Proxy are available on the Internet at https://publicsecurities.brookfield.com/en/us-closed-end-funds/center-coast-brookfield-mlp-infrastructure-fund?id=498 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00000300000000000000 4 051420 Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ELECTION OF THE TRUSTEE NOMINEE. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. To consider and vote upon the election of the Class III Trustee to be elected by holders of Preferred Shares voting as a separate class to serve until the third annual meeting following her election and until her successor is duly elected and qualifies. NOMINEE FOR AGAINST ABSTAIN Heather S. Goldman (Independent Trustee) 2. To transact any other business that may properly come before the meeting or any adjournment or postponement thereof. This proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this proxy will be voted FOR the election of the Class III nominee as an Independent Trustee in Proposal 1b. Please refer to the Proxy Statement for a discussion of the Proposal. PLEASE VOTE, DATE AND SIGN THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder Date: Signature of Shareholder Date:

- 0 CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 18, 2020 The undersigned hereby appoints Thomas D. Peeney and Adam Sachs, each of them acting individually, as proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Center Coast Brookfield MLP & Energy Infrastructure Fund (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be on Thursday, June 18, 2020, at 8:45 a.m., Eastern Time, and at any adjournments thereof. The unde r s i gne d he r eb y ackno wl edge s r ec e i p t o f th e N ot i c e o f A nnua l Meet i n g an d accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting, in person or by substitute (or, if only one shall be so present, then that one), shall have, and may exercise all of the power or authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. (Continued and to be signed on the reverse side.) 14475 1.1

ANNUAL MEETING OF SHAREHOLDERS OF CENTER COAST BROOKFIELD MLP & ENERGY INFRASTRUCTURE June 18, 2020 FUND INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING - The Fund will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit https://web.lumiagm.com/212547081, the Password is center2020 (case sensitive) and be sure to have available the control number. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone. 00000300000000000000 4 051420 Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE ELECTION OF THE TRUSTEE NOMINEE. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. To consider and vote upon the election of the Class III Trustee to be elected by holders of Preferred Shares voting as a separate class to serve until the third annual meeting following her election and until her successor is duly elected and qualifies. NOMINEE FOR AGAINST ABSTAIN Heather S. Goldman (Independent Trustee) 2. To transact any other business that may properly come before the meeting or any adjournment or postponement thereof. This proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this proxy will be voted FOR the election of the Class III nominee as an Independent Trustee in Proposal 1b. Please refer to the Proxy Statement for a discussion of the Proposal. PLEASE VOTE, DATE AND SIGN THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder Date: Signature of Shareholder Date: IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 18, 2020 The Fund’s Notice of 2020 Annual Meeting of Shareholders, Proxy Statement and Form of Proxy are available on the Internet at https://publicsecurities.brookfield.com/en/us-closed-end-funds/center-coast-brookfield-mlp-infrastructure-fund?id=498 COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER PROXY VOTING INSTRUCTIONS